SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2007
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 8 — OTHER EVENTS
ITEM 8.01 OTHER EVENTS.
     On April 17, 2007, Layne Christensen Company issued a press release announcing that its subsidiary, Layne Energy, Inc. and a group of Chilean investors successfully negotiated a definitive agreement for the development of unconventional gas, primarily coalbed methane gas, in south central Chile. A copy of the Press Release is attached as Exhibit 99.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits.

		99	Press Release issued by Layne Christensen Company, dated April 17, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY

Date: April 17, 2007	By	/s/ A. B. Schmitt

		Name:	Andrew B. Schmitt
		Title:	President and Chief Executive Officer
INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release issued by Layne Christensen Company, dated April 17, 2007.